UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. __)

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §14a-12

inTEST Corporation
(Name of Registrant as Specified In Its Charter)

____________________________________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies: ______________________________________
	(2)	Aggregate number of securities to which transaction applies: ______________________________________
(3)

Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
______________________________________

	(4)	Proposed maximum aggregate value of transaction: ______________________________________
	(5)	Total fee paid: ______________________________________
☐	Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid: ______________________________________
	(2)	Form, Schedule or Registration Statement No.: ______________________________________
	(3)	Filing Party: ______________________________________
	(4)	Date Filed: ______________________________________

inTEST CORPORATION
804 East Gate Drive, Suite 200
Mt. Laurel, New Jersey 08054

ADDITIONAL INFORMATION REGARDING THE ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON WEDNESDAY JUNE 24, 2020

The following Notice of Change of Location relates to the Proxy Statement of inTEST Corporation (the “Company”), dated April 29, 2020, furnished to stockholders of the Company in connection with the solicitation of proxies by the Board of Directors of the Company for use at the 2020 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on Wednesday June 24, 2020.

In addition, the Company issued a press release on June 5, 2020, attached as Appendix A, regarding the change in location of the Annual Meeting to a virtual meeting.

These definitive additional materials are being filed with the SEC and are being made available to the Company’s stockholders on June 5, 2020.

THESE ADDITIONAL MATERIALS SHOULD BE READ IN CONJUNCTION WITH THE PROXY STATEMENT AND THE COMPANY’S OTHER PROXY MATERIALS.

NOTICE OF CHANGE OF LOCATION

OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 24, 2020

To Our Stockholders:

Due to the COVID-19 pandemic and to support the health and safety of our stockholders, employees, Board of Directors and surrounding communities, pursuant to the 2020 Notice of Annual Meeting of Stockholders and Proxy Statement dated April 29, 2020 previously mailed or made available to stockholders entitled to vote at the 2020 Annual Meeting of Stockholders (the “Annual Meeting”),inTEST Corporation is hereby announcing, and NOTICE IS HEREBY GIVEN, that the Company has changed the location and format of the Annual Meeting to be held in a virtual-only format. You will not be able to attend the Annual Meeting in person. As previously announced, the Annual Meeting will be held on Wednesday, June 24, 2020 at 11:00 A.M. Eastern Daylight Time.

As described in the proxy materials for the Annual Meeting previously distributed, you are entitled to participate in the Annual Meeting if you were a stockholder of record as of the close of business on April 27, 2020, the record date, (“Record Date”) or hold a legal proxy for the meeting provided by your bank, broker, or nominee.

Attending the Annual Meeting as a Stockholder of Record

To be admitted to the virtual-only Annual Meeting as a stockholder of record, visit http://www.meetingcenter.io/281105592 and enter the 15-digit control number found on your proxy card or instructions that accompanied the proxy materials previously mailed to you. The password for the meeting is INTT2020.

Registering to Attend the Annual Meeting as a Beneficial Owner

If you hold your shares through an intermediary, such as a bank or broker, you must register in advance to attend the Annual Meeting, unless you plan to attend as a guest. To register, you must obtain a legal proxy, executed in your favor, from the holder of record and submit proof of your legal proxy reflecting the number of shares of inTEST common stock you held as of the Record Date, along with your name and email address, to Computershare. Please forward the e-mail from your broker, or attach an image of your legal proxy to legalproxy@computershare.com or mail a printed copy of your legal proxy to inTEST Corporation Legal Proxy, P.O. Box 43001, Providence, RI 02940-3001. Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 P.M. (Eastern Daylight Time) on June 19, 2020. You will then receive a confirmation of your registration, with a 15-digit control number, by email from Computershare. At the time of the meeting, visit http://www.meetingcenter.io/281105592 and enter your control number and the meeting password, INTT2020.

Voting Shares

If you have not already voted your shares in advance, you will be able to vote your shares electronically during the Annual Meeting by clicking on the “Cast Your Vote” link on the Meeting Center website. Whether or not you plan to attend the Annual Meeting, we urge you to vote and submit your proxy in advance of the meeting by one of the methods described in the previously distributed proxy materials.

The proxy card included with the proxy materials previously distributed will not be updated to reflect the change in location and may continue to be used to vote your shares in connection with the Annual Meeting.

Asking Questions

If you are attending the Annual Meeting as a stockholder of record or registered beneficial owner, questions can be submitted by accessing the Meeting Center at http://www.meetingcenter.io/281105592, entering your control number and the meeting password, INTT2020, and clicking on the Dialog icon in the upper right hand corner of the page.

Attending the Annual Meeting as a Guest

If you would like to enter the Annual Meeting as a guest in listen-only mode, click on the “I am a Guest” button after entering the Meeting Center at http://www.meetingcenter.io/281105592 and enter the information requested on the following screen. Please note guests will not have the ability to ask questions or vote during the meeting.

Stockholder List

A list of stockholders entitled to vote at the Annual Meeting will be available during the meeting for inspection by stockholders for any legally valid purpose related to the Annual Meeting at http://www.meetingcenter.io/281105592. To view the list for such purposes during the 10 days prior to the meeting, please contact Hugh T. Regan, Jr. at 856-505-8800.

By Order of the Board of Directors

/s/ Hugh T. Regan, Jr.
Hugh T. Regan, Jr. Secretary

June 5, 2020

The Annual Meeting on June 24, 2020 at 11:00 a.m. (Eastern Daylight Time) is available at http://www.meetingcenter.io/281105592. The Proxy Statement and Company’s 2019 Annual Report to Stockholders are available at http://ir.intest.com/annual-meeting-materials.

APPENDIX A

NEWS RELEASE

FOR IMMEDIATE RELEASE

inTEST Corporation Announces Change of Location for
2020 Annual Meeting of Stockholders

MANSFIELD, MA, June 5, 2020 - inTEST Corporation (NYSE American: INTT) (“inTEST” or the “Company”), a global supplier of precision-engineered solutions for use in manufacturing and testing across a wide range of markets including automotive, defense/aerospace, energy, industrial, semiconductor and telecommunications, today announced a change in the location for the Company’s 2020 Annual Meeting of Stockholders (the “Annual Meeting”) by the filing of additional proxy materials with the Securities and Exchange Commission (the “SEC”).

In order to mitigate potential risks to the health and safety of the Company’s stockholders, employees, Board of Directors and surrounding communities during the COVID-19 pandemic, inTEST will hold its Annual Meeting on Wednesday, June 24, 2020 at 11:00 a.m. Eastern Daylight Time, as previously scheduled, in a virtual-only format, via live audio webcast. As described in the proxy materials for the Annual Meeting, stockholders of the Company’s common stock at the close of business on April 27, 2020, the record date for the Annual Meeting, are entitled to participate in the Annual Meeting via the internet at http://www.meetingcenter.io/281105592. Stockholders who wish to participate can join through the website and enter the 15-digit control number found on their proxy card or instructions that accompanied the proxy materials previously mailed to them. The password for the meeting is INTT2020. Additional information about the Annual Meeting, including how beneficial owners can register to attend the meeting, can be found in the Company’s Notice of Change of Location of Annual Meeting of Stockholders to be held on Wednesday, June 24, 2020 set forth in the additional proxy materials filed today with the SEC and available at http://ir.intest.com/annual-meeting-materials. A replay of the Annual Meeting will be available until June 24, 2021.

The Company urges stockholders to vote and submit proxies in advance of the Annual Meeting by one of the methods described in the proxy materials for the Annual Meeting previously mailed and available on the Company’s website at http://ir.intest.com/annual-meeting-materials.

About inTEST Corporation

inTEST Corporation is a global supplier of precision-engineered solutions for use in manufacturing and testing across a wide range of markets including automotive, defense/aerospace, energy, industrial, semiconductor and telecommunications. Backed by decades of engineering expertise and a culture of operational excellence, we solve difficult thermal, mechanical and electronic challenges for customers worldwide while generating strong cash flow and profits. Our strategy uses these strengths to grow and increase shareholder value by maximizing our businesses and by identifying, acquiring and optimizing complementary businesses. For more information visit www.intest.com.

Contacts
inTEST Corporation	Investors:
Hugh T. Regan, Jr.	Laura Guerrant-Oiye, Principal
Treasurer and Chief Financial Officer	Guerrant Associates
Tel: 856-505-8999	laura@ga-ir.com
Tel: (808) 960-2642